UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 6, 2007 (April 5, 2007)
Brown-Forman Corporation
(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (502) 585-1100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On April 5, 2007, Brown-Forman Corporation (the “Corporation”) issued a press release announcing that $203.7 million, or $1.6533 per share, will be distributed on May 10, 2007 to the holders of Class A and Class B Common Stock as of the record date of April 5, 2007. On March 22, 2007, the Corporation had issued a press release announcing the distribution and estimating the amount. A copy of the April 5, 2007 press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d)      Exhibits
Exhibit 99.1 Press Release, dated April 5, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation (Registrant)
April 6, 2007	/s/ Nelea A. Absher
(Date)	Nelea A. Absher
Vice President and Assistant Corporate Secretary

Exhibit Index

99.1	Press Release, dated April, 5 2007, issued by Brown-Forman Corporation.